UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 14, 2009

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(808) 544-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 14, 2009, Central Pacific Financial Corp. issued a press release announcing preliminary financial results for the quarter ended June 30, 2009. Subject to the last paragraph below, a copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS

On July 14, 2009, Central Pacific Financial Corp. issued a press release announcing the commencement of a public offering of its common stock. Subject to the last paragraph below, a copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Press release, dated July 14, 2009, announcing commencement of a public offering of common stock and preliminary financial results for the quarter ended June 30, 2009.

In accordance with General Instruction B.2 of Form 8-K, the information under Item 2.02 in this Current Report on Form 8-K and paragraphs three through seven of the press release in Exhibit 99.1, furnished pursuant to Item 2.02, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: July 14, 2009	/s/ Ronald K. Migita
Ronald K. Migita
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 14, 2009, pre-announcing preliminary financial results for the quarter ended June 30, 2009.